UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2017
______________________________
American Capital Senior Floating, Ltd.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01025	46-1996220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
245 Park Avenue, 42nd Floor, New York, NY 10167
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (212) 750-7300
N/A
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the
Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition

On August 8, 2017, American Capital Senior Floating, Ltd., issued a press release announcing its financial results for the quarter ended June 30, 2017. The text of the press release is included as Exhibit 99.1 to this Form 8-K. The information disclosed under this item 2.02, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act (the “Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On August 8, 2017, American Capital Senior Floating, Ltd. issued a press release, included herewith as Exhibit 99.1, announcing the declaration of monthly cash dividends of $0.097 per share for each of August, September and October of 2017.

The information disclosed under this item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 8, 2017

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 8, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2017	AMERICAN CAPITAL SENIOR FLOATING, LTD.

/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer